                                                                       Exhibit 4

NUMBER                                                SHARES
[          ]                                          [           ]

                                UAM FUNDS, INC.

                 STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
                               (CLASS OF SHARES)

                            TOTAL AUTHORIZED ISSUE

                    (NUMBER) SHARES PAR VALUE ($.001) EACH


                                   CUSIP #:

THIS CERTIFIES THAT                                       UAM FUNDS, INC.
                                                              [SEAL]
                                                          1988 MARYLAND
                                                        INCORPORATED UNDER
                                                          THE LAWS OF THE
                                                         STATE OF MARYLAND

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

           THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE SUB-TRANSFER AGENT. WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                            COUNTERSIGNED AND REGISTERED

                                                  THE CHASE MANHATTAN BANK
                                                  SUB-TRANSFER AGENT

PRESIDENT               TREASURER                 BY
                                                  AUTHORIZED SIGNATURE

                                UAM FUNDS, INC.

     THE FUND WILL FURNISH WITHOUT CHARGE EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE FUND IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE SUB-TRANSFER AGENT OF THE FUND AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

           THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.


TEN  COM - as tenants  UNIF GIFT MIN ACT               Custodian
           in common                     -------------          ------------
                                           (Cust)                 (Minor)
TEN  ENT - as tenants by the entireties    under Uniform Gift to Minor Act

JT  TEN - as joint tenants with right of
          survivorship and not as tenants in
          common                                              ______________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19___

SIGNATURE GUARANTEED

                                               ---------------------------------

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(SIGNATURE OF SELLER MUST BE GUARANTEED)